                                                                 EXHIBIT (r)(4)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JOSEPH D. COOK and LAWRENCE J. MOLONEY, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and AMERICAN HOME ASSURANCE COMPANY which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue hereof.

/S/ ALEXANDER R. BAUGH                          Director                 April 25, 2016
----------------------------------
ALEXANDER R. BAUGH

/S/ JAMES BRACKEN                               Director                 April 25, 2016
----------------------------------
JAMES BRACKEN

/S/ JOSEPH D. COOK                  Director, Senior Vice President and  April 25, 2016
----------------------------------       Chief Financial Officer
JOSEPH D. COOK

/S/ JEREMY D. EDGECLIFFE-JOHNSON                Director                 April 25, 2016
----------------------------------
JEREMY D. EDGECLIFFE-JOHNSON

/S/ GAURAV GARG                                 Director                 April 25, 2016
----------------------------------
GAURAV GARG

/S/ STEPHEN J. GRABEK                           Director                 April 25, 2016
----------------------------------
STEPHEN J. GRABEK

/S/ KIMBERLY M. HANNA                           Director                 April 25, 2016
----------------------------------
KIMBERLY M. HANNA

/S/ KEVIN T. HOGAN                              Director                 April 25, 2016
----------------------------------
KEVIN T. HOGAN

/S/ RALPH W. MUCERINO                           Director                 April 25, 2016
----------------------------------
RALPH W. MUCERINO

/S/ ALESSANDREA C. QUANE                        Director                 April 25, 2016
----------------------------------
ALESSANDREA C. QUANE

/S/ ROBERT H. SCHIMEK                                                    April 25, 2016
----------------------------------       Director, President and
ROBERT S.H. SCHIMEK                      Chief Executive Officer

/S/ AMY E. STERN                                Director                 April 25, 2016
----------------------------------
AMY E. STERN

                        AMERICAN HOME ASSURANCE COMPANY
                     GUARANTOR PRODUCT SCHEDULE - 4/25/16

 Registrant Name                                      File Nos.
 -------------------------------------- --------------------------------------
 AGL VARIABLE SEPARATE ACCOUNT          333-185797 American Pathway II
 811-03859                              333-185798 Polaris
                                        333-185799 Polaris II
                                        333-185831 PolarisAmerica
                                        333-185838 Polaris Platinum II
                                        333-185800 Polaris II Platinum Series
                                        333-185837 Polaris Choice II /
                                        Polaris Choice III
                                        333-185818 WM Diversified Strategies
                                        333-185820 WM Diversified Strategies
                                        III
                                        333-185815 Polaris Advisor
                                        333-185801 Polaris Protector
                                        333-185816 Polaris Preferred Solution

 AGL VARIABLE ANNUITY ACCOUNT ONE       333-185802 ICAP II
 811-04296

 AGL VARIABLE ANNUITY ACCOUNT TWO       333-185821 Vista Capital Advantage
 811-08626

 AGL VARIABLE ANNUITY ACCOUNT FOUR      333-185803 Anchor Advisor
 811-08874

 AGL VARIABLE ANNUITY ACCOUNT FIVE      333-185829 Seasons
 811-07727                              333-185804 Seasons Select II
                                        333-185825 Seasons Select
                                        333-185826 Seasons Triple Elite /
                                        Seasons Elite
                                        333-185822 Seasons Advisor
                                        333-185824 Seasons Advisor II
                                        333-185828 Seasons Preferred Solution

 AGL VARIABLE ANNUITY ACCOUNT SEVEN     333-185806 Polaris Plus
 811-09003                              333-185807 Polaris II A-Class /
                                        Polaris II A-Class Platinum Series
                                        333-185832 Polaris II Asset Manager

 AGL VARIABLE ANNUITY ACCOUNT NINE      333-185834 Ovation
 811-21096                              333-185835 Ovation Plus
                                        333-185841 Ovation Advantage
                                        333-185842 Ovation Advisor

 USL - FS VARIABLE SEPARATE ACCOUNT     333-178854 Polaris NY/ Polaris II NY
 811-08810                              / Polaris II NY - Jones
                                        333-178859 WM Diversified Strategies
                                        III NY
                                        333-178857 FSA Advisor
                                        333-178853 Polaris Choice NY /
                                        Polaris Choice III NY
                                        333-178855 Polaris II A-Class
                                        Platinum Series NY
                                        333-178850 Polaris Advantage NY

 USL - FS VARIABLE ANNUITY ACCOUNT ONE  333-178861 ICAP II NY
 811-06313

 USL - FS VARIABLE ANNUITY ACCOUNT TWO  333-178863 Vista Capital Advantage NY
 811-08624

 USL - FS VARIABLE ANNUITY ACCOUNT FIVE 333-178860 Seasons Triple Elite NY/
 811-08369                              Seasons Elite NY
                                        333-178858 Seasons Select II NY

 AGL SEPARATE ACCOUNT A                 033-44745 Black, VA, Blue VA, Green VA
 811-01491                              033-44744 Orange VA, Yellow VA

 AGL SEPARATE ACCOUNT D                 033-43390 Generations VA, Variety
 811-02441                              Plus VA
                                        002-49805 Front End Load, Regular
                                        Surr. Charge
                                        333-70667 Platinum Investor VA
                                        333-40637 Select Reserve VA
                                        033-57730 WM Advantage VA
                                        333-109206 Platinum Investor IVA
                                        333-25549 WM Strategic Asset Manager
                                        VA

 Registrant Name                                      File Nos.
 -------------------------------------  --------------------------------------
 AGL SEPARATE ACCOUNT VA-1              333-102302 The Chairman VA
 811-07781

 AGL SEPARATE ACCOUNT VA-2              333-102303 Individual VA Contracts
 811-01990
 811-01990

 AGL SEPARATE ACCOUNT VL-R              333-89897 AG Legacy Plus
 811-08561                              333-42567 Platinum Investor I VUL
                                        333-90787 Platinum Investor Survivor
                                        VUL
                                        333-80191 Corporate America VUL
                                        333-53909 Legacy Plus VUL (Orig.)
                                        333-103361 Platinum Investor II VUL
                                        333-43264 Platinum Investor III VUL
                                        333-188318 Platinum Investor IV VUL
                                        333-129552 Platinum Investor VIP
                                        (Orig.)
                                        333-109613 Platinum Investor
                                        FlexDirector
                                        333-82983 Platinum Investor PLUS VUL
                                        333-65170 Platinum Investor Survivor
                                        VUL
                                        333-87307 Platinum Investor Survivor
                                        II VUL
                                        333-87307 The ONE VUL Solution

 AGL SEPARATE ACCOUNT VUL               333-102301 EquiBuilder VUL
 811-05794

 AGL SEPARATE ACCOUNT VUL-2             333-102300 EquiBuilder II VUL
 811-06366                              333-102299 EquiBuilder III VUL

 USL SEPARATE ACCOUNT USL VL-R          333-151575 Income Advantage Select VUL
 811-09359                              333-149403 Protection Advantage
                                        Select VUL
                                        333-137941 Platinum Investor VIP VUL
                                        333-105246 Platinum Investor PLUS VUL
                                        333-79471 Platinum Investor VUL

 USL SEPARATE ACCOUNT USL VA-R          333-63673 Generations VA
 811-09007

 VALIC SEPARATE ACCOUNT A               002-32783 GUP & GTS-VA
 811-03240                              033-75292 Portfolio Director /
                                        Portfolio Director 2/
                                        Portfolio Director Plus
                                        333-49232 Potentia
                                        002-96223 UIT-981
                                        333-124398 Independence Plus VA